EXHIBIT 10.1

PRIVATE PLACEMENT OFFERING

ONTARGET360 GROUP INC
(formerly CWS Marketing & Finance Group Inc)

UP TO 500,000 Common Shares $250,000 and
500,000 Series A and 500,000 Series B Warrants

THESE SECURITIES ARE HIGHLY SPECULATIVE AND INVOLVE A HIGH DEGREE OF RISK AND SHOULD NOT BE PURCHASED BY ANYONE WHO CANNOT AFFORD A TOTAL LOSS OF HIS OR HER INVESTMENT.

Ontarget360 Group Inc (formerly CWS Marketing & Finance Group Inc.) (the “Company”), a Delaware corporation, offers hereby a maximum of 500,000 Shares of the company’s common stock (the “Shares”) at a purchase price of $0.50 per share, 500,000 stock purchase warrants (the “Series A Warrants”) at an exercise price of $0.50 per warrant and 250,000 stock purchase warrants (the “Series B Warrants”) at an exercise price of $1.00 per warrant.  The Series A and Series B Warrants, collectively the “Warrants”).

There is no minimum offering amount.  The net proceeds from the sale of the Shares and Warrants will be retained by the Company.  Regardless of whether all of the Shares and Warrants have been sold, the Offering will terminate on March 31, 2012, unless extended by the Company without notice to investors to a date not later than April 30, 2012.  The minimum purchase is 50,000 Shares, 50,000 Series A Warrants and 25,000 Series B Warrants for a purchase price of $25,000, although the Company in its sole discretion may accept subscriptions for a lesser amount.  The Company reserves the right to reject orders for the purchase of Shares and Warrants, in whole or in part, and if a subscription is rejected, the subscriber’s funds will be returned, without interest, promptly after rejection.

The Shares and Warrants are being offered only to a limited number of accredited investors, without registration under the Securities Act of 1933, as amended (the “Securities Act”) in reliance upon an exemption from registration afforded by Section 4(2) under the Securities Act and Rule 506 of Regulation D and/or Regulation S under the Securities Act. The Company reserves the right to increase or decrease the price and size of the Offering.  Officers, directors, employees and affiliates of the Company may purchase Shares and Warrants in the Offering.

The price at which the Shares and Warrants are being offered to the public has been arbitrarily determined by the Company and bears no relationship to the book value of the Company’s assets or any other recognized criteria of value.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION.  ANY REPRESENTATIONS TO THE CONTRARY CONSITITUTE A CRIMINAL OFFENSE.

The date of this Offering is February 5, 2012

LIST OF EXHIBITS

Exhibit A    Company’s Form 10-K for the year ended September 30, 2011 & Form 10Q for the quarter ended December 31, 2011

NOTICE TO INVESTORS

The Offering involves a highly speculative investment.  There is only a limited market for our securities and there is no guarantee that a more active market will develop for our securities after the Offering.  There can be no assurance that an active trading market will develop or that purchasers of the Shares and Warrants will be able to resell their securities at prices equal to or greater than the Offering Price.  The Shares and Warrants have not been registered under the Securities Act or any state securities laws. Accordingly, purchase of the Shares and Warrants should be viewed as a long-term investment and should be considered only by those individuals who can afford to lose their entire investment.

In making an investment decision, you must rely on your own examination of our business and the terms of the Offering, including the merits and risks involved, including the risk that you may lose your entire investment. No federal or state securities commission or regulatory authority has recommended the Shares and Warrants or confirmed the accuracy or determined the adequacy of this document. Any representation to the contrary is a criminal offense.

The Shares and Warrants are subject to restrictions on transferability and resale and may not be transferred or resold except under the Securities Act and applicable state securities laws or an exemption therefrom. Investors are cautioned that they will be required to bear the financial risks of this investment for an indefinite period of time.

The Securities Act and the securities laws of certain jurisdictions grant purchasers of securities sold in violation of the registration or qualification provisions of those laws the right to rescind their purchase of the securities and to receive back the consideration they paid. We believe that the Offering is not required to be registered or qualified. Many of these laws granting the right of rescission also provide that suits for such violations must be brought within a specified time, usually one year from discovery of facts constituting the violation. Should any investor institute such an action on the theory that the Offering was required to be registered or qualified, we will contend that the contents of this Memorandum constituted notice of the facts constituting that alleged violation.

No person has been authorized to make any representation or give any information with respect to the Shares and Warrants except the information contained in this Notice to Investors (this “Memorandum”). Prospective investors should not rely on any information not contained in this Memorandum. Prospective investors are not to construe the contents of this Memorandum as legal, business or tax advice. Each prospective investor should consult his own attorney, business advisor and tax advisor as to legal, business, tax and related matters concerning the Offering.

Neither the delivery of this Memorandum at any time nor any sale made pursuant to this Memorandum will imply that information contained in the Memorandum is presented as of any time subsequent to the date set forth on the front cover and such information is subject to change, completion or amendment without notice.

The information presented in this Memorandum was prepared and is furnished by the Company solely for use by prospective investors in connection with the Offering.

This Memorandum (together with any amendments or supplements to the Memorandum and any other information that we may furnish to prospective investors) includes or may include certain statements, estimates and forward-looking projections and statements with respect to our anticipated future performance. Those statements, estimates and forward-looking projections reflect various assumptions of management that may or may not prove to be correct and involve various risks and uncertainties.

The Company plans to close the Offering on June 30, 2012.  However, the Company reserves the right to terminate this Offering without notice at any time prior to the sale of all the Shares and Warrants offered hereby.  The Company may extend the Offering up to July 31, 2012.  This Memorandum has been prepared by the Company.

A PURCHASE OF THE SECURITIES OFFERED HEREBY (THE SHARES AND WARRANTS) INVOLVES A HIGH DEGREE OF RISK, AND CONSEQUENTLY, IT IS SUITABLE ONLY FOR PERSONS OF SUBSTANTIAL MEANS WHO HAVE NO NEED FOR LIQUIDITY, WHO CAN AFFORD A TOTAL LOSS OF THEIR INVESTMENT, AND WHO UNDERSTAND, OR HAVE BEEN ADVISED AS TO, THE LONG TERM NATURE OF AND THE RISK FACTORS ASSOCIATED WITH THIS INVESTMENT.

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR THE SECURITIES LAWS OF ANY STATE AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH STATE LAWS. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY OTHER REGULATORY AUTHORITY NOR HAVE ANY OF THE FOREGOING PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THIS MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The date of this Memorandum is February 5, 2012

EXPLANATORY NOTES

THE SALE, TRANSFER OR OTHER DISPOSITION OF THE SECURITIES OFFERED HEREBY IS SUBSTANTIALLY RESTRICTED. SUCH SECURITIES MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED BY THE SUBSCRIPTION AGREEMENT AND OTHERWISE UNDER APPLICABLE FEDERAL AND STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. ACCORDINGLY, THERE MAY BE NO MARKET FOR THE SECURITIES OFFERED HEREBY. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

THE SECURITIES OFFERED HEREBY ARE AVAILABLE ONLY TO PERSONS WHO ARE “ACCREDITED INVESTORS,” AS DEFINED IN RULE 501 (a) OF REGULATION D, PROMULGATED UNDER THE SECURITIES ACT (“REGULATION D”). SEE THE FORM OF SUBSCRIPTION AGREEMENT CONTAINED IN THE SUBSCRIPTION BOOKLET WITH RESPECT TO CERTAIN REPRESENTATIONS AND WARRANTIES THAT AN INVESTOR WILL BE REQUIRED TO MAKE.

THIS MEMORANDUM IS NOT SUBJECT TO THE SPECIFIC DISCLOSURE REQUIREMENTS APPLICABLE TO OFFERINGS THAT ARE MORE WIDELY AVAILABLE. POTENTIAL INVESTORS SHOULD BE AWARE THAT THIS MEMORANDUM MAY NOT CONTAIN DISCLOSURES THAT ARE AS DETAILED AND COMPLETE AS WOULD BE FOUND IN A PROSPECTUS OR PRIVATE PLACEMENT MEMORANDUM SUBJECT TO THE SPECIFIC DISCLOSURE RULES UNDER THE SECURITIES ACT.

THE PURCHASE OR OTHER ACQUISITION OF THE SECURITIES OFFERED HEREBY INVOLVES SPECIAL RISKS AND OTHER CONSIDERATIONS AND INVESTORS SHOULD CAREFULLY CONSIDER ALL OF THE INFORMATION CONTAINED IN THIS MEMORANDUM AND ANY SUPPLEMENT HERETO.

THE INFORMATION CONTAINED IN THIS MEMORANDUM HAS BEEN FURNISHED BY THE COMPANY.  THIS MEMORANDUM CONTAINS SUMMARIES, BELIEVED TO BE ACCURATE, OF CERTAIN TERMS OF CERTAIN DOCUMENTS, BUT REFERENCE IS MADE TO THE ACTUAL DOCUMENTS, COPIES OF WHICH WILL EITHER BE MADE AVAILABLE UPON REQUEST OR ARE CONTAINED IN THE SUBSCRIPTION BOOKLET, FOR THE COMPLETE INFORMATION CONTAINED THEREIN. ALL SUCH SUMMARIES ARE QUALIFIED IN THEIR ENTIRETY BY THIS REFERENCE.

NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED HEREIN AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS MEMORANDUM DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES OTHER THAN THE SECURITIES OFFERED HEREBY, NOR DOES IT CONSTITUTE AN OFFER TO SELL TO OR SOLICITATION OF AN OFFER TO BUY FROM ANY PERSON IN ANY STATE OR OTHER JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION IS NOT QUALIFIED TO DO SO OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION. NEITHER THE DELIVERY OF THIS MEMORANDUM NOR ANY SALE HEREUNDER SHALL UNDER ANY CIRCUMSTANCES CREATE AN IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE INFORMATION SET FORTH HEREIN (INCLUDING IN THE EXHIBITS HERETO) OR IN THE AFFAIRS OF THE COMPANY SINCE THE DATE HEREOF AND/OR THE DATES REFERRED TO HEREIN.

EACH PROSPECTIVE PURCHASER MAY, IF HE OR SHE DESIRES, MAKE INQUIRIES OF APPROPRIATE MEMBERS OF MANAGEMENT OF THE COMPANY WITH RESPECT TO THE COMPANY’S BUSINESS OR ANY OTHER MATTERS SET FORTH HEREIN, AND MAY OBTAIN ANY PUBLICLY AVAILABLE ADDITIONAL INFORMATION THAT SUCH PERSON DEEMS TO BE NECESSARY IN ORDER TO VERIFY THE ACCURACY OF THE INFORMATION CONTAINED IN THIS MEMORANDUM (TO THE EXTENT THAT THE COMPANY POSSESSES SUCH INFORMATION OR CAN ACQUIRE IT WITHOUT UNREASONABLE EFFORT OR EXPENSE). IN CONNECTION WITH SUCH INQUIRY, ANY PUBLICLY AVAILABLE DOCUMENTS THAT ANY PROSPECTIVE PURCHASER WISHES TO REVIEW WILL BE MADE AVAILABLE FOR INSPECTION AND COPYING OR PROVIDED UPON REQUEST, SUBJECT TO SUCH PERSON’S AGREEMENT TO RETURN THE SAME TO THE COMPANY IF THE RECIPIENT DOES NOT PURCHASE THE SECURITIES OFFERED HEREUNDER. ANY SUCH INQUIRIES OR REQUESTS FOR ADDITIONAL INFORMATION OR DOCUMENTS SHOULD BE MADE IN WRITING TO THE COMPANY AND ADDRESSED AS FOLLOWS: ONTARGET360 GROUP INC. 2490 BLACK ROCK TURNPIKE #344, FAIRFIELD, CT 06880, ATTN: HOWARD KAPLAN, CEO.

PROSPECTIVE INVESTORS ARE NOT TO CONSTRUE THE CONTENTS OF THIS MEMORANDUM AS LEGAL, BUSINESS OR TAX ADVICE. EACH INVESTOR SHOULD CONSULT HIS, HER OR ITS OWN COUNSEL, ACCOUNTANT OR BUSINESS ADVISOR AS TO LEGAL, TAX AND RELATED MATTERS CONCERNING THIS INVESTMENT.

THE COMPANY RESERVES THE RIGHT TO REJECT ANY SUBSCRIPTIONS FOR THE SHARES AND WARRANTS, IN WHOLE OR IN PART, AND TO ALLOT TO ANY PROSPECTIVE INVESTOR LESS THAN THE FULL AMOUNT OF SHARES AND WARRANTS SUBSCRIBED FOR BY SUCH INVESTOR, AND THE OFFER OF THE SHARES AND WARRANTS MADE HEREBY IS SPECIFICALLY MADE SUBJECT TO THE CONDITIONS SET FORTH HEREIN AND IN THE SUBSCRIPTION AGREEMENT.

THIS MEMORANDUM HAS BEEN PREPARED FOR THE EXCLUSIVE USE AND BENEFIT OF PROSPECTIVE INVESTORS. UNDER NO CIRCUMSTANCES SHALL THIS MEMORANDUM CONSTITUTE AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY UNLESS THE PROSPECTIVE INVESTOR TO WHOM THIS MEMORANDUM IS GIVEN SATISFIES THE SUITABILITY STANDARDS STATED HEREIN.

BY ACCEPTING DELIVERY OF THIS MEMORANDUM, THE RECIPIENT AGREES TO RETURN THIS MEMORANDUM AND ALL ENCLOSED DOCUMENTS TO THE COMPANY AT THE ADDRESS STATED ABOVE, IF THE RECIPIENT ELECTS NOT TO PURCHASE ANY OF THE  OFFERED HEREBY.

ANY REPRODUCTION OR REDISTRIBUTION OF THIS MEMORANDUM (INCLUDING THE EXHIBITS HERETO) IN WHOLE OR IN PART OR THE DIVULGENCE OF ANY OF ITS CONTENTS OTHER THAN TO LEGAL, BUSINESS AND TAX ADVISORS OF A PROSPECTIVE INVESTOR (WHO, IN TURN, MAY USE THE INFORMATION CONTAINED HEREIN SOLELY FOR PURPOSES RELATED TO SUCH INVESTOR’S INVESTMENT OR PROPOSED INVESTMENT IN THE SHARES AND WARRANTS), WITHOUT THE PRIOR WRITTEN APPROVAL OF MANAGEMENT OF THE COMPANY IS EXPRESSLY PROHIBITED.

ANY STATEMENT CONTAINED IN A DOCUMENT INCORPORATED HEREIN BY REFERENCE SHALL BE DEEMED TO BE MODIFIED OR SUPERSEDED FOR PURPOSES OF THIS MEMORANDUM TO THE EXTENT THAT A STATEMENT CONTAINED HEREIN MODIFIES OR SUPERSEDES SUCH STATEMENT. ANY STATEMENT SO MODIFIED OR SUPERSEDED SHALL NOT BE DEEMED, EXCEPT AS SO MODIFIED OR SUPERSEDED, TO CONSTITUTE A PART OF THIS MEMORANDUM.

JURISDICTIONAL NOTICES

NOTICE TO RESIDENTS OF ALL STATES:

IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF OUR BUSINESS AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. NO FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY HAS RECOMMENDED THESE SECURITIES. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE SECURITIES OFFERED HEREBY ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

FOR RESIDENTS OF FOREIGN JURISDICTIONS:

IT IS THE RESPONSIBILITY OF ANY PERSON WISHING TO PURCHASE SECURITIES TO SATISFY HIMSELF AS TO FULL OBSERVANCE OF THE LAWS OF ANY RELEVANT TERRITORY OUTSIDE THE UNITED STATES, IN CONNECTION WITH ANY SUCH PURCHASE, INCLUDING OBTAINING ANY REQUIRED GOVERNMENTAL OR OTHER CONSENTS OR OBSERVING ANY OTHER APPLICABLE FORMALITIES.

PLAN OF DISTRIBUTION

The Company will be selling of up to 500,000 Shares, at a purchase price of $0.50 per Share, and 500,000 Series A and 250,000 Series B Warrants, at an exercise price of $0.50 and $1.00, respectively. The Company reserves the right to increase or decrease the size of the Offering at its discretion.  The Offering will commence on the date shown on the front cover of this Memorandum and terminate on March 31, 2012, unless extended to April 30, 2012 by the Company.  The Company will have the right to immediately utilize the funds received from investors.  The minimum purchase is 50,000 Shares, and 50,000 Series A and 25,000 Series B Warrants, at a purchase price of $25,000.  The Company’s officers, directors, employees and affiliates may purchase Shares and Warrants in the Offering on the same terms and conditions as other purchasers.

The Shares and Warrants are offered by the Company subject to prior sale, subject to certain conditions including prior approval of certain legal matters by its counsel, subject to the Company’s right to accept or reject subscriptions at its discretion and withdrawal or modification of such offer without notice.

Prior to the Offering there in no public market for the common stock of the Company and there is no assurance that an active market will develop with respect to the common stock.  The price of the Shares has been determined arbitrarily by the Company.  The factors considered by the Company in determining the Offering Price include, among others, the Company’s past, present and projected results of operations, the future prospects for the industry in which the Company competes and proposes to compete, the quality of the management of the Company, the current market prices of similar securities of comparable companies and the general condition of the securities markets at the time of the offering, as well as the information generally set forth in this Memorandum regarding the Company.  The Offering Price, however, should not be considered as an indication of the actual value of such securities.  After completion of this offering, the market price of the common stock is subject to change as a result of market conditions and other factors.

Each prospective investor must complete and submit the Subscription Documents being delivered herewith and follow the instructions for assuring that payment is made for the full purchase price in immediately available funds.

Expenses.  The Company will pay all of costs and expenses in connection with the Offering, including, but not limited to, all expenses related to the costs incurred to prepare, reproduce or print this Memorandum, legal expenses and other expenses incurred in qualifying the Offering for sale under state securities, or “blue sky,” laws of such jurisdictions where the Securities are being offered, and the reasonable fees and expenses of the Company’s attorneys and accountants. It is anticipated that the total of all costs, expenses and fees in connection with this Offering, will be approximately $20,000.    The Company will also utilize the services of a FINRA registered broker dealer and may pay a fee up to 10% of the proceeds raised as well as stock purchase warrants equal to 10% of the total securities issued at an exercise price that is equal to the Series A Warrants.  Refer to conflicts of interest section below for further details.

Conflicts of Interest

The Company will be utilizing the services of Ocean Cross Capital Markets LLC (“Ocean Cross”), a FINRA registered Broker Dealer, to act as its Lead Placement Agents.  Ocean Cross will be compensated with a 10% cash placement fee, a 2% expense allowance and stock purchase warrants equal to 10% of the aggregate number of shares sold in the Offering.    The terms of the warrants will be those provided for the investors Series A Warrants.   It should also be noted that, William Schloth, the Company’s Director and CFO, has indirect ownership in the Company, through CFO Managed Fund I, LLC (“CFOMI”), an entity wholly-owned and controlled by Mr. Schloth’s wife.   As of the date of thi memorandum, the Company has no employment contract with Mr Schloth, however, may decide to establish such.   Mr. Schloth is the founder, CEO and sole owner of Ocean Cross.  As of the date of this memorandum, CFOMI owned 2,693,000 shares, representing 79.1% of the Company.  Three other affiliated registered representatives (individually, the “Affiliate”) of Ocean Cross owned a total of 15,000 shares, representing 0.6% of the Company.  Under Exhibit C we have provided the Form 8K related to the above transaction and change of management and the board of directions.

INVESTOR SUITABILITY REQUIREMENTS AND SUBSCRIPTION PROCEDURES

The securities being offered for sale pursuant to Rule 506 of Regulation D of the Securities Act to an unlimited number of persons who meet the definition of “accredited investors” under Regulation D.

An “accredited investor” under Regulation D includes any person who we reasonably believe comes within any of the following categories:

1.	any natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of purchase exceeds $1.0 million, excluding the value of that person’s primary residence;

2.
any natural person who had an income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

3.
any trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the Securities Act;

4.
a corporation, partnership, limited liability company, Massachusetts or similar business trust, or an organization described in Section 501(c)(3) of the Internal Revenue Code, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

5.
an employee benefit plan (a) if the investment decision is made by a plan fiduciary, which is a bank, an insurance company, a savings and loan association, or a registered investment advisor, (b) which has assets in excess of $5,000,000, or (b) which is a self-directed plan (such as a self-directed IRA, Keogh, or SEP plan) with investment decisions made solely by persons that are accredited investors;

6.
any bank or any savings and loan association whether acting in its individual or fiduciary capacity; any registered broker or dealer; any insurance company; any registered investment company; and business development company; and SBIC; and any government employee benefit plan with total assets in excess of $5,000,000; or

7.	any entity in which all of the equity owners are accredited investors.

If you are an entity that qualifies as an accredited investor only because all of your equity owners are accredited investors (as described in paragraph 7 above), each equity owner of the investing entity must represent to the Company that he or she is an accredited investor.

Other representations of the subscriber are set forth in the Subscription Agreement attached hereto as Exhibit A. You must, prior to execution of the Subscription Agreement, carefully review the same and to insure that the representations are in fact true and correct. If any of these representations are made falsely, the investor and the Company could be found to be in violation of federal and state securities laws.

THE COMPANY RESERVES THE RIGHT TO REJECT ANY SUBSCRIPTION OR TO ACCEPT LESS THAN ALL OF A SUBSCRIPTION FROM ANY PROSPECTIVE INVESTOR.

Ability to Accept Limitations on Transfer

You will not be able to liquidate your investments in the event of emergency or for any other reason due to the substantial restrictions on transfer imposed under federal and state securities laws on resale thereof. The qualification standards for accredited investors are a minimum requirement for qualification of purchasers of the securities offered hereunder and the satisfaction of such standards does not necessarily mean that the Shares are a suitable investment.

How to Subscribe

You may purchase  Sharess and Warrants in this Offering by completing and signing the Unit Purchase Agreement in the form attached to this Memorandum and delivering them and the subscription amount to the Company prior to the expiration date of this Offering. The subscription amount must be paid by wire transfer or by cashiers check, bank draft or money order made payable to “Ontarget360 Group Inc.” and should be delivered to the address and/or bank account identified in the accompanying Subscription Documents.  The Subscription Agreement contains numerous warranties, representations and agreements on the part of the subscriber. Therefore, you should read the Subscription Agreement carefully before subscribing to purchase Shares the Warrants. Certificates for the Shares and Warrants will be issued as soon as practicable after subscriptions have been received and accepted by the Company and the Offering has been closed.

If you retain a purchaser representative to assist in evaluating the merits and risks associated with investing in the Shares and Warrants, you must have your purchaser representative complete and return a Purchaser Representative Certificate to us (available upon request). We will thereafter review the qualifications of the proposed purchaser representative and will notify you if such purchaser representative is not acceptable to the Company as a purchaser representative. Your purchaser representative will be required to disclose to you any past, present or proposed future relationship between the purchaser representative or its affiliates and the Company or its affiliates.

In the event we do not accept your subscription, your subscription funds will be returned to you without interest or deduction immediately upon rejection of a subscription.  We may accept any subscription in whole or in part. In addition, we reserve the right to reject any subscription in our sole discretion for any reason whatsoever and terminate the Offering at any time prior to our acceptance of subscriptions.

This Offering will expire at 5:00 p.m. on June 30, 2012, unless extended by the Company for a reasonable time thereafter but not later than July 31, 2012, without prior notice to subscribers. Upon our acceptance of subscriptions for the purchase of Shares and Warrants offered hereby and completion of all conditions to closing, the funds may immediately be disbursed to the Company.

ADDITIONAL INFORMATION

We are subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Reports filed with the SEC pursuant to the Exchange Act, including proxy statements, annual and quarterly reports, and other reports filed by the Company, can be inspected and copied at the public reference facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549. You may obtain information on the operation of the public reference room by calling the SEC at 1-800-SEC-0330. You can request copies of these documents upon payment of a duplicating fee by writing to the SEC. Company’s filings are also available on the SEC’s Internet site (http://www.sec.gov).

[EXHIBITS]

[SECURITIES ACT FILINGS]